UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 1999



                            BRIDGEPORT MACHINES, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                    000-25102                06-1169678
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


  500 Lindley Street, Bridgeport, CT                      06606
(Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (203) 367-3651


                                 Not Applicable
              (Former name or address if changed since last report)

ITEM 5.  OTHER EVENTS

         On March 23, 1999 Bridgeport Machines, Inc. issued a news release, attached hereto as Exhibit 99.1 and incorporated herein by reference. The news release was in response to a letter received from High Technology Holding Corp., a copy of which was filed by Bridgeport Machines, Inc. on March 17, 1999 with the Securities and Exchange Commission as part of a Bridgeport Machines, Inc. current report on Form 8-K.


ITEM 7.  EXHIBITS

Exhibit
Number

99.1     News release issued by Bridgeport Machines, Inc. on March 23, 1999

                                   SIGNATURES




         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.



                                       BRIDGEPORT MACHINES, INC.
                                       -------------------------
                                             (Registrant)



March 23, 1999                         /s/ Walter C. Lazarcheck
        (Date)                         -------------------------
                                       Walter C. Lazarcheck
                                       Vice President & Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number

99.1     News release issued by Bridgeport Machines, Inc. on March 23, 1999

NEWS RELEASE


                            FOR:             BRIDGEPORT MACHINES, INC.

                            APPROVED BY:     Dan L. Griffith
                                             President & Chief Executive Officer
                                             Walter C. Lazarcheck
                                             Chief Financial Officer
                                             (203) 367-3651
FOR IMMEDIATE RELEASE



               BRIDGEPORT MACHINES REVIEWS STOCKHOLDER SUGGESTION

         BRIDGEPORT, Conn., March 23, 1999 -- Bridgeport Machines, Inc. (Nasdaq:
BPTM) today announced that its Board of Directors has reviewed High Technology Holding Corp.'s ("HTH") suggestion that the Company should tender for up to 50% of its own issued and outstanding common stock and finance that tender through significant additional borrowings by the Company. The Company's Board of Directors, which reviewed the suggested actions with its investment banker, Lehman Brothers Inc., has decided not to implement the suggested stock repurchase because the Board does not believe such an action would be in the best interest of the Company and its stockholders. HTH's letter to the Company presenting HTH's suggestion is an exhibit to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on March 17, 1999.

         HTH is a privately owned Delaware corporation which has reported that it owns in excess of ten percent (10%) of the issued and outstanding common stock of Bridgeport Machines, Inc.

         Bridgeport Machines, Inc., founded in 1939, is a leading manufacturer of manual and computer numerically controlled (CNC) metal cutting machine tools in the United States and United Kingdom. The Company primarily focuses on standardized, general-purpose machine tools for small-to-medium sized machine shops throughout the United States and in 60 countries worldwide. The Company also manufactures and sells surface grinders under the Harig brand name and sells manual and CNC lathes under the ROMI, EZ-PATH and Power Path brand names.

         Safe harbor for forward-looking statements: Except for historical information contained herein, certain statements in this release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements involve known and unknown risks and uncertainties which may cause the Company's actual results in future periods to differ materially from forecasted results. Factors that could cause actual results to differ materially include, but are not limited to, the following: economic and other business conditions that may affect demand in the U.S. and European markets; the mix of products sold and the profit margins thereon; order cancellations or reduced bookings by customers or distributors; changes in currency exchange rates; and discounting necessitated by price competition. Those and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.